Exhibit 10.2

Execution Version

MEMBER SUPPORT AGREEMENT

This MEMBER SUPPORT AGREEMENT (this “Agreement”) is dated as of December 5, 2022 (the “Effective Date”), by and among Ares Acquisition Corporation, a Cayman Islands exempted company (which shall domesticate as a Delaware corporation prior to the Closing) (the “Purchaser”), the Persons set forth on Schedule I to this Agreement (the “Company Members”) and X-Energy Reactor Company, LLC, a Delaware limited liability company (the “Company”). Capitalized terms used but not defined in this Agreement shall have the respective meanings given to such terms in the Business Combination Agreement.

WHEREAS, as of the Effective Date, the Company Members are the holders of such number of Company Units as are indicated opposite each of their names on Schedule I attached to this Agreement (collectively, the “Subject Securities”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Purchaser and the Company have entered into the Business Combination Agreement (as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”), dated as of the Effective Date, by and among the Purchaser, the Company and, solely for purposes of Section 1.01(f), Section 6.25, and Article IX of the Business Combination Agreement, each of The Kamal S. Ghaffarian Revocable Trust, IBX Company Opportunity Fund 1, LP, a Delaware limited partnership, IBX Company Opportunity Fund 2, LP, a Delaware limited partnership, IBX Opportunity GP, Inc., a Delaware corporation, GM Enterprises LLC, a Delaware limited liability company, and X-Energy Management, LLC, a Delaware limited liability company. Pursuant to the Business Combination Agreement, among other transactions, the Purchaser and the Company intend to consummate a business combination; and

WHEREAS, as an inducement to the Purchaser and the Company to enter into the Business Combination Agreement and to consummate the Transactions, the parties to this Agreement desire to agree to certain matters.

NOW, THEREFORE, the parties to this Agreement agree as follows:

ARTICLE I

VOTING AND SUPPORT AGREEMENT; COVENANTS

Section 1.1 Binding Effect of Business Combination Agreement. Each Company Member acknowledges that such Person has read the Business Combination Agreement and this Agreement and has had the opportunity to consult with such Person’s tax and legal advisors. Each Company Member shall be bound by, be subject to and comply with Section 6.06 (No Solicitation), Section 6.15 (Public Announcements) and Section 6.16 (Confidential Information) of the Business Combination Agreement (and any relevant definitions contained in any such Sections) as if such Company Member was an original signatory to the Business Combination Agreement with respect to such provisions.

Section 1.2 No Transfer.

(a) Unless otherwise deemed a Permitted Transfer, during the period commencing on the Effective Date and ending on the earliest of: (i) the Closing; (ii) such date and time as the Business Combination Agreement shall be terminated in accordance with Section 8.01 (Termination) of the Business Combination Agreement (the earlier of (i) and (ii), the “Expiration Time”); and (iii) the liquidation of the Company, without the prior written consent of the Purchaser and the Company, no Company Member shall: (A) sell, offer to sell, contract or agree to sell, hypothecate or pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any Subject Securities; (B) enter into any swap or other arrangement that transfers to another any of the economic consequences of ownership of any Subject Securities; (C) take any action in furtherance of any of the matters described in the foregoing clause (A) or (B); or (D) publicly announce any intention to effect any transaction specified in the foregoing clause (A) or (B) (each, a “Transfer”).

(b) “Permitted Transfer” means any Transfer of the Subject Securities: (i) to any Affiliate or family member of a Company Member; (ii) to any members or partners of a Company Member or their Affiliates and funds or accounts advised or managed by a Company Member or its Affiliates; (iii) in the case of an individual, by gift to a member of one of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s family, an Affiliate of such person or to a charitable organization; (iv) in the case of an individual, by virtue of laws of descent and distribution upon death of such individual; (v) in the case of an individual, pursuant to a qualified domestic relations order; (vi) in the case of an entity that is a trust, Transfers to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust; (vii) to a nominee or custodian of a Person to whom a Transfer would be permitted under clauses (i) through (vi); (viii) if such Company Member is not an individual, by virtue of such Company Member’s organizational documents upon liquidation or dissolution of such Company Member; (ix) in the event of the Company’s liquidation prior to the completion of the Transactions; (x) in the event of completion of a liquidation, merger, share exchange or other similar transaction that results in all of the members of the Company having the right to exchange their Company Units for cash, securities or other property subsequent to the completion of the Transactions; or (xi) to the Purchaser or the Company in connection with the consummation of the Transactions. Notwithstanding the foregoing, in the case of clauses (i) through (x), as a precondition to such Transfer, such transferee must enter into a written agreement with the Company and the Purchaser agreeing to assume all of the obligations under this Agreement with respect to such Subject Securities and to be bound by the restrictions set forth in this Agreement. No Transfer permitted under this Section 1.2 shall relieve the applicable Company Member of such Person’s obligations under this Agreement.

Section 1.3 New Shares. If: (a) any Company Units or other equity securities of the Company are issued to a Company Member after the Effective Date pursuant to any dividend, split, recapitalization, reclassification, combination or exchange of or similar transaction with respect to, on or affecting the Company Units owned by such Company Member or otherwise (including in connection with the Recapitalization); (b) a Company Member purchases or otherwise acquires beneficial ownership of any Company Units after the Effective Date; or (c) a Company Member acquires the right to vote or share in the voting of any Company Units or other equity securities of the Company after the Effective Date (such Company Units or other equity securities of the Company, collectively, the “New Securities”), then such New Securities acquired or purchased by such Company Member shall be subject to the terms of this Agreement to the same extent as if they constituted the Subject Securities owned by such Company Member as of the Effective Date.

Section 1.4 Closing Date Deliverables. On the Closing Date, each of the Company Members shall deliver:

(a) a duly executed copy of the A&R Registration Rights Agreement;

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(b) a duly executed copy of the Company Fifth A&R Operating Agreement;

(c) a duly executed copy of the Company Lock-Up Agreement; and

(d) a duly executed copy of the Tax Receivable Agreement.

Section 1.5 Company Member Agreements. In all circumstances in which the vote, consent or other approval of the members of the Company is sought, each of the Company Members shall: (a) appear at each such meeting, in person or by proxy, or otherwise cause all of such Person’s Subject Securities that are entitled to vote to be counted as present at such meeting for purposes of calculating a quorum; and (b) vote (or cause to be voted), or execute and deliver a written consent (or cause a written consent to be executed and delivered) covering, all of such Person’s Subject Securities that are entitled to vote:

(i) to approve and adopt the Business Combination Agreement and the consummation of the Transactions, including the Recapitalization;

(ii) against any Alternative Transaction or any proposal relating to an Alternative Transaction;

(iii) against any merger agreement or merger (other than the Business Combination Agreement and the Transactions), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company;

(iv) against any change in the business, management or board of directors of the Company (other than pursuant to the Business Combination Agreement or the Ancillary Documents); and

(v) against any proposal, action or agreement that would: (I) impede, interfere, frustrate, prevent or nullify any provision of this Agreement, the Business Combination Agreement or the Transactions; (II) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of the Company under the Business Combination Agreement; (III) result in any of the conditions set forth in Article VII (Closing Conditions) of the Business Combination Agreement not being fulfilled; (IV) result in a breach of any covenant, representation or warranty or other obligation or agreement of such Company Member contained in this Agreement; or (V) change in any manner the dividend policy or capitalization of, including the voting rights of any class of capital stock of, the Company.

No Company Member shall commit or agree to take any action inconsistent with the foregoing.

Section 1.6 No Challenges. Each Company Member agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against the Purchaser, the Company or any of their respective successors or directors: (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement; or (b) alleging a breach of any fiduciary duty of any person in connection with the evaluation, negotiation or entry into this Agreement, the Business Combination Agreement or the Transactions.

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Section 1.7 Further Assurances. Each Company Member shall take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary under applicable Laws, or as reasonably requested by the Purchaser or the Company, to effect the actions set forth in this Agreement and to consummate the transactions contemplated by this Agreement on the terms and subject to the conditions set forth in this Agreement and the Transactions on the terms and subject to the conditions set forth in the Business Combination Agreement.

Section 1.8 No Inconsistent Agreement. Each Company Member represents and covenants that such Company Member has not entered into, and shall not enter into, any agreement that would restrict, limit or interfere with the performance of such Company Member’s obligations under this Agreement. Each Company Member agrees to reasonably promptly notify the Purchaser in writing of any updates to Schedule I to this Agreement after the Effective Date and prior to Closing.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1 Representations and Warranties of the Company Members. Each Company Member, severally and not jointly, represents and warrants as of the Effective Date to the Purchaser and the Company, in each case, only with respect to itself, as follows:

(a) Organization; Due Authorization. If the Company Member is an individual, such Person has all the requisite power and authority and has taken all action necessary in order to execute and deliver this Agreement, to perform such Person’s obligations under this Agreement and to consummate the transactions contemplated by this Agreement. If the Company Member is not an individual: (i) such Person is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which such Person is incorporated, formed, organized or constituted; and (ii) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement are within such Company Member’s corporate, limited liability company or similar organizational powers and have been duly authorized by all necessary corporate, limited liability company or similar organizational actions on the part of such Company Member. This Agreement has been duly executed and delivered by such Company Member. Assuming the due authorization, execution and delivery by the other parties to this Agreement, this Agreement constitutes a legally valid and binding obligation of such Company Member. Except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies, this Agreement is enforceable against such Company Member in accordance with its terms. If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into this Agreement on behalf of such Company Member.

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(b) Ownership. Such Company Member is the record and beneficial owner (as defined in Rule 13d-3 of the Exchange Act) of, and has good title to, all of such Person’s respective Subject Securities. There exist no Liens or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Subject Securities (other than transfer restrictions under the Securities Act)) affecting any such Subject Securities, other than Liens pursuant to: (i) this Agreement; (ii) the Company’s Organizational Documents; (iii) the Business Combination Agreement; (iv) if the Company Member is not an individual, the Company Member’s Organizational Documents; or (v) any applicable securities Laws. Such Company Member’s Subject Securities are the only equity securities of the Company owned of record or beneficially by such Company Member on the Effective Date. Except as provided under this Agreement, none of such Subject Securities are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Securities. Other than the Subject Securities, such Company Member does not hold or own any rights to acquire (directly or indirectly) any equity securities of the Company or any equity securities convertible into, or which can be exchanged for, equity securities of the Company.

(c) No Conflicts. The execution and delivery of this Agreement by such Company Member does not, and the performance by such Company Member of such Person’s obligations under this Agreement will not: (i) if such Company Member is not an individual, conflict with or result in a violation of the organizational documents of such Company Member; or (ii) require any consent or approval that has not been given or other action that has not been taken by any Person (including under any Contract binding upon such Company Member or such Company Member’s Subject Securities), in each case, to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by such Company Member of such Person’s obligations under this Agreement.

(d) Adequate Information. Such Company Member has been furnished or given access to adequate information concerning the business and financial condition of the Purchaser and the Company to make an information decision regarding this Agreement and the Transactions. Such Company Member has independently and without reliance upon the Purchaser or the Company and based on such information as such Company Member has deemed appropriate, made such Person’s own analysis and decision to enter into this Agreement. Such Company Member acknowledges that the Purchaser and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. Such Company Member acknowledges that the agreements contained in this Agreement with respect to the Subject Securities held by such Company Member are irrevocable.

(e) Litigation. There are no Legal Proceedings pending against such Company Member or to the knowledge of such Company Member threatened against such Company Member, before (or, in the case of threatened Legal Proceedings, that would be before) any arbitrator or any Governmental Authority, that in any manner challenge or seek to prevent, enjoin or materially delay the performance by such Company Member of such Person’s obligations under this Agreement.

(f) Brokerage Fees. No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the Transactions based upon arrangements made by such Company Member, for which the Company or any of such Person’s Affiliates may become liable.

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(g) Acknowledgement. Such Company Member understands and acknowledges that each of the Purchaser and the Company is entering into the Business Combination Agreement in reliance upon the Company Members’ execution and delivery of this Agreement.

ARTICLE III

MISCELLANEOUS

Section 3.1 Termination. This Agreement and all of its provisions shall terminate and be of no further force or effect upon the earliest of: (a) the Expiration Time; (b) the liquidation of the Company; and (c) the written agreement of the Company Members, the Purchaser and the Company. Upon such termination of this Agreement: (i) all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any party to this Agreement to any Person with respect to this Agreement or the transactions contemplated by this Agreement; and (ii) no party to this Agreement shall have any claim against another (and no Person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter of this Agreement. Notwithstanding the foregoing, the termination of this Agreement shall not relieve any party to this Agreement from liability arising in respect of any breach of this Agreement prior to such termination. This Article III shall survive the termination of this Agreement.

Section 3.2 No Recourse. This Agreement may only be enforced against, and any action for breach of this Agreement may only be made against, the parties to this Agreement. No claims of any nature whatsoever (whether in tort, contract or otherwise) arising under or relating to this Agreement, the negotiation of this Agreement or its subject matter, or the transactions contemplated by this Agreement shall be asserted against any Non-Party Affiliate. Except to the extent liable in such Person’s capacity as a party to this Agreement, no Non-Party Affiliates shall have any liability arising out of or relating to this Agreement, the negotiation of this Agreement or its subject matter, or the transactions contemplated by this Agreement, including: (a) with respect to any claim (whether in tort, contract or otherwise) for breach of this Agreement; (b) in respect of any written or oral representations made or alleged to be made in connection with this Agreement; (c) as expressly provided in this Agreement; or (d) for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished in connection with this Agreement, the negotiation of this Agreement or the transactions contemplated by this Agreement. “Non-Party Affiliate” means: (i) any officer, director, employee, partner, member, manager, direct or indirect equityholder or Affiliate of each of the Company, the Purchaser, the Sponsor or any Company Member; and (ii) each of the former, current or future Affiliates, Representatives, successors or permitted assigns of any of the Persons referred to in the immediately preceding clause (i) (other than the parties to this Agreement).

Section 3.3 Assignment. This Agreement and all of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective heirs, successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations under this Agreement will be assigned (including by operation of law) without the prior written consent of the parties to this Agreement. Any assignment without such consent shall be null and void.

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Section 3.4 Specific Performance. The parties to this Agreement acknowledge and agree that irreparable damage may occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. In addition to any other remedy to which such party is entitled at law or in equity, the parties to this Agreement shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement. In the event that any action shall be brought in equity to enforce the provisions of this Agreement, no party shall allege, and each party waives the defense, that there is an adequate remedy at law. Each party agrees to waive any requirement for the securing or posting of any bond in connection with such action.

Section 3.5 Jurisdiction. Any Legal Proceeding based upon, arising out of or related to this Agreement or the transactions contemplated by this Agreement must be brought in the Court of Chancery of the State of Delaware and any State of Delaware appellate court therefrom (or, but only to the extent the Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the parties irrevocably: (i) submits to the exclusive jurisdiction of each such court in any such Legal Proceeding; (ii) waives any objection such party may now or after this Agreement have to personal jurisdiction, venue or to convenience of forum; (iii) agrees that all claims in respect of the Legal Proceeding shall be heard and determined only in any such court; and (iv) agrees not to bring any Legal Proceeding arising out of or relating to this Agreement or the transactions contemplated by this Agreement in any other court. Nothing in this Agreement shall be deemed to affect the right of any party to serve process in any manner permitted by Law or to commence Legal Proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any Legal Proceeding brought pursuant to this Section 3.5.

Section 3.6 Amendment. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the Purchaser, the Company and the Company Members.

Section 3.7 Miscellaneous. Sections 9.02 (Notices), 9.05 (Governing Law), 9.07 (Waiver of Jury Trial), 9.09 (Severability), 9.11 (Entire Agreement), 9.12 (Interpretation), 9.13 (Counterparts) and 9.15 (Waiver of Claims Against Trust) of the Business Combination Agreement are each incorporated into this Agreement (including any relevant definitions contained in any such Sections), mutatis mutandis.

Section 3.8 Liability. The liability of any Company Member under this Agreement is several (and not joint). Notwithstanding any other provision of this Agreement, in no event will any Company Member be liable for any other Company Member’s breach of such other Company Member’s obligations under this Agreement.

Section 3.9 Disclosure. Each Company Member authorizes the Purchaser and the Company to publish and disclose in any announcement or disclosure relating to the Transactions, including any such announcement or disclosure required or requested by the SEC (or as otherwise required or requested pursuant to any applicable Laws or any other Governmental Authorities), such Company Member’s identity and ownership of the Subject Securities, the nature

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of such Company Member’s obligations under this Agreement and a copy of this Agreement, if reasonably deemed appropriate by the Purchaser and the Company. Each Company Member will promptly provide any information reasonably requested in writing by the Purchaser or the Company for any regulatory application or filing made or approval sought in connection with the transactions contemplated by the Business Combination Agreement (including filings with the SEC).

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on such Person’s behalf as of the date first written above.

PURCHASER:

ARES ACQUISITION CORPORATION

By:	/s/ David B. Kaplan
Name: David B. Kaplan
Title: Chief Executive Officer and Co-Chairman

[Signature Page to Member Support Agreement]

COMPANY:

X-ENERGY REACTOR COMPANY, LLC

By:	/s/ J. Clay Sell
Name: J. Clay Sell
Title: Chief Executive Officer

[Signature Page to Member Support Agreement]

COMPANY MEMBER: EBEN MULDER

By:	/s/ Eben Mulder

Email:

Address:

[Signature Page to Member Support Agreement]

COMPANY MEMBER:

C5 ENERGY INVESTORS LLC
BY: C5 CAPITAL USA LLC, ITS MANAGER

By:	/s/ Kurt Scherer

Name:	Kurt Scherer
Title:	Managing Partner
Email:

Address:

[Signature Page to Member Support Agreement]

COMPANY MEMBER:

C5 IMPACT HPW LLC
BY: C5 CAPITAL USA LLC, ITS MANAGER

By:	/s/ Kurt Scherer

Name:	Kurt Scherer
Title:	Managing Partner
Email:

Address:

[Signature Page to Member Support Agreement]

COMPANY MEMBER:

THE KAMAL S. GHAFFARIAN REVOCABLE TRUST

By:	/s/ Kamal Ghaffarian

Name:	Kamal Ghaffarian
Title:	CEO
Email:

Address:

[Signature Page to Member Support Agreement]

COMPANY MEMBER:

IBX COMPANY OPPORTUNITY FUND 1, LP

BY: IBX OPPORTUNITY GP, INC., ITS GENERAL PARTNER

By:	/s/ Kamal Ghaffarian

Name:	Kamal Ghaffarian
Title:	CEO
Email:

Address:

[Signature Page to Member Support Agreement]

COMPANY MEMBER:

IBX COMPANY OPPORTUNITY FUND 2, LP

BY: IBX OPPORTUNITY GP, INC., ITS GENERAL PARTNER

By:	/s/ Kamal Ghaffarian

Name:	Kamal Ghaffarian
Title:	CEO
Email:

Address:

[Signature Page to Member Support Agreement]

COMPANY MEMBER:

IBX OPPORTUNITY GP, INC.

By:	/s/ Kamal Ghaffarian

Name:	Kamal Ghaffarian
Title:	CEO
Email:

Address:

[Signature Page to Member Support Agreement]

COMPANY MEMBER:

GM ENTERPRISES, LLC

By:	/s/ Kamal Ghaffarian

Name:	Kamal Ghaffarian
Title:	CEO
Email:

Address:

[Signature Page to Member Support Agreement]

COMPANY MEMBER:

ZACHRY INVESTMENTS, LLC

By:	/s/ C. Ryan Frames

Name:	C. Ryan Frames
Title:	Vice President
Email:

Address:

[Signature Page to Member Support Agreement]

COMPANY MEMBER:

JOHN SHOFFNER

By:	/s/ John Shoffner

Email:

Address:

[Signature Page to Member Support Agreement]

COMPANY MEMBER:

XE-1, LTD.

By:	/s/ Larry Connor

Name:	Larry Connor
Title:	Manager
Email:

Address:

[Signature Page to Member Support Agreement]

COMPANY MEMBER:

BURNS & MCDONNELL PROJECT INVESTMENTS, LLC

By:	/s/ Raymond J. Kowalik

Name:	Raymond J. Kowalik
Title:	CEO
Email:

Address:

[Signature Page to Member Support Agreement]

COMPANY MEMBER:

SABRA BRAVEHEART LLC

By:	/s/ Vladimir Kitaygorodsky

Name:	Vladimir Kitaygorodsky
Title:	Managing Partner
Email:

Address:

[Signature Page to Member Support Agreement]

SCHEDULE I

Company Members

Company Member	Class A Common Units	Class B Common Units	Series A Preferred Units	Series B Preferred Units
Eben Mulder	2,085,351	—	—	—
Kamal Ghaffarian Revocable Trust	—	—	55,343,915	—
IBX Company Opportunity Fund 1, LP	—	—	9,661,210	548,474
IBX Company Opportunity Fund 2, LP	—	—	16,183,949	—
IBX Opportunity GP, Inc.	—	—	1,020	—
GM Enterprises, LLC	—	—	9,435,494	—
C5 Energy Investors LLC	—	—	—	1,437,000
C5 Impact HPW LLC		—	—	537,504
Zachry Investments, LLC	—	—	—	1,218,828
John Shoffner	—	—	—	1,767,302
Burns & McDonnell Project Investments, LLC	—	—	—	1,096,948
XE-1, Ltd.	—	—	—	1,194,451
Sabra Braveheart LLC	—	—	—	1,096,948

TOTAL	2,085,351	—	90,625,588	6,606,056

[Schedule I to Member Support Agreement]